                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       of

                             SUNSOURCE CAPITAL TRUST




                                ___________, 1997




                                               CROSS-REFERENCE TABLE*/

Trust Indenture Act Section                                                                       Indenture Section
310(a)(1).......................................................................................................5.1
310(a)(2).......................................................................................................5.1
310(a)(3)......................................................................................................N.A.
310(a)(4)......................................................................................................N.A.
310(a)(5)....................................................................................................5.1(c)
310(b).......................................................................................................5.1(c)
310(c).........................................................................................................N.A.
311(a)..........................................................................................................2.2
311(b)..........................................................................................................2.2
311(c)..........................................................................................................2.2
312(a)..........................................................................................................2.2
312(b)..........................................................................................................2.2
312(c)..........................................................................................................2.7
313(a)..........................................................................................................2.3
313(b).....................................................................................................2.3;14.1
313(c)..........................................................................................................2.3
313(d).....................................................................................................2.3;14.1
314(a)..........................................................................................................2.4
314(b).........................................................................................................N.A.
314(c)(1).......................................................................................................2.5
314(c)(2).......................................................................................................2.5
314(c)(3).......................................................................................................2.5
314(d).........................................................................................................N.A.
314(e)..........................................................................................................2.5
314(f).........................................................................................................N.A.
315(a).........................................................................................................3.10
315(b).......................................................................................................3.8(g)
315(c)......................................................................................................3.10(a)
315(d).........................................................................................................3.10
315(e).........................................................................................................14.2
316(a)(last sentence).......................................................................(Exhibit B (Section 5))
316(a)(1)(A).................................................................................................2.6(a)
316(a)(1)(B).................................................................................................2.6(a)
316(a)(2)......................................................................................................N.A.
316(b).......................................................................................................2.6(a)

--------
*/ This Cross-Reference Table does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms or provisions.



Trust Indenture Act Section                                                                       Indenture Section
316(c)...............................................................................................3.6(e);12.2(b)
317(a)(1)....................................................................................................3.8(e)
317(a)(2)....................................................................................................3.8(e)
317(b).......................................................................................................3.8(i)
318(a)..........................................................................................................2.1
318(b)..........................................................................................................2.1
318(c)..........................................................................................................2.1

N.A. means not applicable.


                                                TABLE OF CONTENTS**/

                                                                                                       Page
ARTICLE I - DEFINITIONS
         SECTION 1.1       Definitions...................................................................1

ARTICLE II - TRUST INDENTURE ACT
         SECTION 2.1       Trust Indenture Act; Application..............................................7
         SECTION 2.2       Lists of Holders of Preferred Securities......................................7
         SECTION 2.3       Reports by the Property Trustee...............................................7
         SECTION 2.4       Periodic Reports to Property Trustee..........................................8
         SECTION 2.5       Evidence of Compliance with Conditions Precedent..............................8
         SECTION 2.6       Events of Default; Waiver.....................................................8
         SECTION 2.7       Disclosure of Information....................................................10

ARTICLE III - ORGANIZATION
         SECTION 3.1       Name.........................................................................10
         SECTION 3.2       Office.......................................................................10
         SECTION 3.3       Purpose......................................................................11
         SECTION 3.4       Authority....................................................................11
         SECTION 3.5       Title to Property of the Trust...............................................11
         SECTION 3.6       Powers and Duties of the Regular Trustees....................................11
         SECTION 3.7       Prohibition of Actions by Trust and Trustees.................................14
         SECTION 3.8       Powers and Duties of the Property Trustee....................................15
         SECTION 3.9       Delaware Trustee.............................................................17
         SECTION 3.10      Certain Rights and Duties of the Property Trustee............................17
         SECTION 3.11      Preferential Collection of Claims Against Depositor or Trust.................19
         SECTION 3.12      Registration Statement and Related Matters...................................20
         SECTION 3.13      Filing of Amendments to Certificate of Trust.................................21
         SECTION 3.14      Calculation of Original Issue Discount.......................................21
         SECTION 3.15      Execution of Documents by Regular Trustees...................................21
         SECTION 3.16      Trustees Not Responsible for Recitals or Issuance of Securities..............22
         SECTION 3.17      Duration of Trust............................................................22

ARTICLE IV - SPONSOR
         SECTION 4.1       Purchase of Common Securities by Sponsor.....................................22
         SECTION 4.2       Covenants of the Sponsor.....................................................22
         SECTION 4.3       Expenses.....................................................................22

ARTICLE V - TRUSTEES
         SECTION 5.1       Number of Trustees; Qualifications...........................................23
--------
**/  This Table of Contents does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms or provisions.




         SECTION 5.2        Appointment, Removal and Resignation of Trustees............................26
         SECTION 5.3        Vacancies Among Trustees....................................................27
         SECTION 5.4        Effect of Vacancies.........................................................28
         SECTION 5.5        Meetings....................................................................28
         SECTION 5.6        Delegation of Power.........................................................28

ARTICLE VI - DISTRIBUTIONS
         SECTION 6.1        Distributions...............................................................29

ARTICLE VII - ISSUANCE OF SECURITIES
         SECTION 7.1       General Provisions Regarding Securities......................................29

ARTICLE VIII - DISSOLUTION OF TRUST
         SECTION 8.1       Dissolution of Trust.........................................................30

ARTICLE IX - TRANSFER OF INTERESTS
         SECTION 9.1       Transfer of Securities.......................................................31
         SECTION 9.2       Transfer of Certificates.....................................................31
         SECTION 9.3       Deemed Security Holders......................................................32
         SECTION 9.4       Book Entry Interests.........................................................32
         SECTION 9.5       Notices to Holders of Certificates...........................................32
         SECTION 9.6       Appointment of Successor Clearing Agency.....................................33
         SECTION 9.7       Definitive Preferred Securities Certificates.................................33
         SECTION 9.8       Mutilated, Destroyed, Lost or Stolen Certificates............................33

ARTICLE X - LIMITATION OF LIABILITY; INDEMNIFICATION
         SECTION 10.1      Exculpation..................................................................34
         SECTION 10.2      Indemnification..............................................................34

ARTICLE XI - ACCOUNTING
         SECTION 11.1      Fiscal Year..................................................................35
         SECTION 11.2      Certain Accounting Matters...................................................35
         SECTION 11.3      Banking......................................................................36
         SECTION 11.4      Withholding..................................................................36

ARTICLE XII - AMENDMENTS AND MEETINGS
         SECTION 12.1      Amendments...................................................................36
         SECTION 12.2      Meetings of the Holders of Securities; Action by Written
                                    Consent.............................................................38

ARTICLE XIII - REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE
         TRUSTEE
         SECTION 13.1      Representations and Warranties of Property  Trustee..........................39

ARTICLE XIV - MISCELLANEOUS
         SECTION 14.1      Notices......................................................................41


                                       ii


         SECTION 14.2      Undertaking for Costs..........................................................42
         SECTION 14.3      Governing Law..................................................................42
         SECTION 14.4      Headings.......................................................................42
         SECTION 14.5      Partial Enforceability.........................................................43
         SECTION 14.6      Counterparts...................................................................43
         SECTION 14.7      Intention of the Parties.......................................................43
         SECTION 14.8      Successors and Assigns.........................................................43



                                       iii

                  THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") is dated and effective as of June ___, 1997 by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), SunSource Inc., a Delaware corporation, as trust sponsor ("SunSource" or the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

                  WHEREAS, the Sponsor and the Trustees entered into a Declaration of Trust dated as of ______________________, 1997 (the "Original Declaration") and filed a Certificate of Trust (the "Certificate of Trust") of the Trust with the office of the Secretary of State of the State of Delaware on ______________________, 1997 in order to establish a statutory business trust (the "Trust") under the Business Trust Act (as hereinafter defined);

                  WHEREAS, the Trustees and the Sponsor desire to amend and restate the Original Declaration in its entirety as set forth herein and to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Section 3.3 hereof, (i) issuing Preferred Securities (as defined herein) representing preferred undivided beneficial interests in the assets of the Trust in exchange for Debentures (as hereinafter defined) pursuant to the Conversion (as hereinafter defined) and delivering such Preferred Securities to SunSource in consideration for the deposit by SunSource as trust assets of Debentures issued under the Indenture (as hereinafter defined) and
(ii) issuing and selling Common Securities (as defined herein) representing common undivided beneficial interests in the assets of the Trust to SunSource in exchange for cash and investing the proceeds thereof in additional Debentures; and

                  NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses (i) and (ii) of the previous Whereas clause contributed to or purchased by the Trust will be held in trust for the benefit of the Holders (as defined herein) from time to time, of the Certificates (as defined herein) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of the Business Trust Act and this Declaration.


                                    ARTICLE I
                                   DEFINITIONS
SECTION 1.1                Definitions.

                  (a)      Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b)       a term defined anywhere in this Declaration has the same meaning throughout;



                                        1

                  (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Exhibits areto Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Appointment Event" means an event defined in the terms of the Preferred Securities set forth in Exhibit B which entitles the Holders of a Majority in liquidation amount of the Preferred Securities to appoint a Special Regular Trustee.

                  "Book Entry Interest" means a beneficial interest in a Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.4.

                  "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

                  "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

                  "Certificate of Trust" has the meaning set forth in the first Whereas clause above.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor legislation. A reference to a specific section ((Sec.)) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Security" has the meaning specified in Section 7.1(b).

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

                  "Conversion" means the conversion of SunSource L.P. to corporate form asgenerally described in the Proxy Statement/Prospectus and related transactions entered into pursuant to the Conversion Agreement.

                  "Conversion Agreement" means the Agreement and Plan of Conversion, dated __________, 1997, among SunSource Inc., SunSource L.P., LPSub Inc., Lehman/SDI, Inc. and the limited partners of SDI Partners I, L.P.

                  "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, employee, representative or agent of SunSource or its Affiliates and (iii) the Holders from time to time of the Securities.

                  "Debenture Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

                  "Debentures" means the Junior Subordinated Debentures issued by SunSource under the Indenture to the Property Trustee and entitled the "Junior Subordinated Debentures."

                  "Declaration" means this Amended and Restated Declaration of Trust, as amended from time to time.

                  "Delaware Trustee" has the meaning set forth in Section 5.1(a)
(3).
                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "Effective Time" has the meaning set forth in the Conversion Agreement.

                  "Event of Default" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

                  "Fiscal Year" has the meaning specified in Section 11.1.

                  "Global Certificate" means certificate representing interests in Trust Preferred Securities held in the name of the Depository Trust Company or its nominee.

                  "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

                  "Indenture" means the Indenture dated as of ____________, 1997 between SunSource and the Debenture Trustee pursuant to which the Debentures are to be issued.

                  "Indenture Event of Default" means any event or condition defined as an "Event of Default" with respect to the Debentures under Section 6.01(a) of the Indenture has occurred and is continuing.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

                  "Legal Action" has the meaning specified in Section 3.6(g).

                  "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

                  "Majority in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in Section 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class.

                  "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

                  "Paying Agent" has the meaning specified in Section 3.8(i).

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred Guarantee" means the Guarantee Agreement to be dated as of __________________________, 1997 of SunSource in respect of the Preferred Securities.

                  "Preferred Security" has the meaning specified in Section 7.1
(b).

                  "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex I to Exhibit B.

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.1(c) and having the duties set forth for the Property Trustee herein.

                  "Property Account" has the meaning specified in Section 3.8(c)
(i).

                  "Proxy      Statement/Prospectus"      means     the     Proxy
Statement/Prospectus dated May __, 1997 relating to the Conversion.

                  "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

                  "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "Related Party" means any direct or indirect wholly owned subsidiary of SunSource or any other Person which owns, directly or indirectly, 98% of the outstanding voting securities of SunSource.

                  "Resignation Request" has the meaning specified in Section 5.2
(d).

                  "Responsible Officer" means, with respect to the Property Trustee, the chairman of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

                  "66-2/3% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in Section 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 66-2/3% or more of the liquidation amount of all outstanding Securities of such class.

                  "Special Event" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

                  "Special Regular Trustee" means a Regular Trustee appointed by the Holders of a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.2(a)(ii)(B).

                  "Sponsor" or "SunSource" means SunSource Inc., a Delaware corporation, or any successor entity in a merger, in its capacity as sponsor of the Trust.

                  "Successor Delaware Trustee" has the meaning specified in
Section 5.2(b)(ii).

                  "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.1(c).

                  "10% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all outstanding Securities of such class.

                  "Treasury Regulations" means the income tax regulations including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time or any successor legislation.


                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1                Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

                  (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control;

                  (c) the Property Trustee shall to the extent permitted by applicable law and/or the rules and regulations of the Commission be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and

                  (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2                Lists of Holders of Preferred Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with such information as is required under Section 312(a) of the Trust Indenture Act within one business day after each June 1 and December 1 of each year and in the manner provided in
Section 312(a); and

                  (b) the Property Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust Indenture Act.

SECTION 2.3                Reports by the Property Trustee.

                  Within 60 days after June 1 of each year, the Property Trustee shall provide to the Holders of the Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture

Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4                Periodic Reports to Property Trustee.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information as required by Section 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year).

SECTION 2.5                Evidence of Compliance with Conditions Precedent.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c) shall comply with Section 314(e) of the Trust Indenture Act.

SECTION 2.6                Events of Default; Waiver.

                  (a) Subject to Section 2.6(c), Holders of Preferred Securities may by vote of at least a Majority in liquidation amount of the Preferred Securities (A) in accordance with the terms of the Preferred Securities, direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee including the right to direct the Property Trustee, as the holder of the Debentures, to (a) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Debentures, (b) waive any past default that is waivable under the Indenture, or (c) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (B) on behalf of the Holders of all Preferred Securities waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that if the Event of Default arises out of an Indenture Event of Default:

                  (i) which is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

                  (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures, or (2) each holder of Debentures affected thereby, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities, or, in the case of clause (2) above, each Holder of Preferred Securities affected thereby.

Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Trust Preferred Securities.

                  (b) Subject to Section 2.6(c), Holders of Common Securities may by vote of at least a Majority in liquidation amount of the Common Securities, (A) in accordance with the terms of the Common Securities, direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee or (B) on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default arises out of an Indenture Event of Default:

                  (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below, the Event of Default under this Declaration shall also not be waivable; or

                  (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, except where the holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each holder of Common Securities; and

provided, further that, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in this Declaration or otherwise eliminated and until all Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of this Declaration or the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of

Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) The right of any Holder of Securities to receive payment of Distributions on the Securities in accordance with this Declaration and the terms of the Securities set forth in Exhibits B and C on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of each such Holder.

                  (d) As provided in the terms of the Securities set forth in Exhibits B and C hereto, a waiver of an Indenture Event of Default by the Property Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration in respect of the Securities.

SECTION 2.7                Disclosure of Information.

                  The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.


                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1                Name.

                  The Trust continued by this Declaration is named "SunSource Capital Trust" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2                Office.

                  The address of the principal office of the Trust is 501 Silverside Road, Suite 17, Wilmington, DE 19809. Upon ten days written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office. The name of the registered agent and office of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, DE 19711 Attention: Corporate Trust Administration. At any time, the Regular Trustees may designate another registered agent and/or registered office.

SECTION 3.3                Purpose.

                  The exclusive purposes and functions of the Trust are: (a)(i) to issue Preferred Securities in consideration for the deposit by SunSource as trust assets of Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so delivered; (ii) to enter into such agreements and arrangements as may be necessary in connection with the Conversion and to take all action, and exercise such discretion, as may be necessary or desirable in connection with the Conversion and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection with the Conversion and the issuance of the Preferred Securities; and (iii) to issue and sell Common Securities to SunSource for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

SECTION 3.4                Authority.

                  Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5                Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Debentures and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders of Certificates shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust.

SECTION 3.6                Powers and Duties of the Regular Trustees.

                  The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

                  (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and provided further that there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities;

                  (b) in connection with the Conversion and the issuance of the Preferred Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, and to execute or cause to be executed, the documents, set forth in Section 3.11;

                  (c) to acquire as trust assets Debentures upon consummation of the Conversion and to acquire as trust assets additional Debentures with the proceeds of the sale of the Common Securities; provided, however, the Regular Trustees shall cause legal title to all of the Debentures to be vested in, and the Debentures to be held of record in the name of, the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining to take any Ministerial Action in relation to a Special Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

                  (f) to give prompt notice to the Holders of the Securities of any notice received from the Sponsor of the Sponsor's election not to make a current monthly interest payments on the Debentures under the Indenture;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate to the Property Trustee required by Section 314(a)(4)of the Trust Indenture Act which certificate may be executed by any Regular Trustee;

                  (k) to incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

                  (m) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (n) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

                  (o) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, in order that:

                  (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States federal income tax purposes; and

                  (iii) the Trust will comply with any requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States federal income tax purposes;

provided that such action does not adversely affect the interests of Holders;

                  (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust;

                  (q) subject to the requirements of Rule 3a-5 and Section 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Property Trustee; and

                  (r) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

                  The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                  Subject to this Section 3.6, the Regular Trustees shall have none of the powers nor any of the authority of the Property Trustee set forth in
Section 3.8.

SECTION 3.7                Prohibition of Actions by Trust and Trustees.

                  The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not cause the Trust to:

                  (a) invest any proceeds received by the Trust from holding the Debentures but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (b) acquire any assets (including any securities) other than as expressly provided herein;

                  (c)     possess Trust property for other than a Trust purpose;

                  (d) make any loans, other than loans represented by the Debentures;

                  (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

                  (g)     incur any indebtedness for borrowed money;

                  (h) (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all of the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (h) the Property Trustee shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or partnership and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (i) acquire any investments or engage in any activities not authorized by this Declaration;

                  (j) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to the Holders of the Securities, except as expressly provided herein; or

                  (k) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes.

SECTION 3.8                Powers and Duties of the Property Trustee.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article V. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

                  (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and on the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and, without any further acts of the Delaware Trustee or the Regular Trustees, promptly make distributions to the Holders of the Preferred Securities and Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution whose long term unsecured indebtedness is rated by a "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least equal to (but in no event less than "A" or the equivalent) the rating assigned to the Preferred Securities by a nationally recognized statistical rating organization;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

                  (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution pursuant to terms of the Securities or Debentures to Holders of Securities upon the occurrence of a Special Event; and

                  (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee, subject to Section 2.6(b), shall for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, including without limitation enforcing the provisions of the Preferred Guarantee, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration and the Trust Indenture Act.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

                  (e) Subject to Section 3.10(a) hereof, the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

                  (f) All moneys deposited in the Property Account, and all Debentures held by the Property Trustee for the benefit of the Holders of the Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of that Property Trustee or its agents or their creditors.

                  (g) The Property Trustee shall, within 90 days after the occurrence of a default with respect to the Securities, transmit by mail, first class postage prepaid, to the Holders of the Securities, as their names and addresses appear upon the register, notice of all defaults with respect to the Securities known to the Property Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.8(g) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities. The Property Trustee shall not be deemed to have knowledge of any default, except
(i) a default in the payment of principal, premium or interest on the Debentures or (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

                  (h) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds therof distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Article V.

                  (i) The Property Trustee shall act as paying agent in respect of the Securities and, subject to Section 3.6(q), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities. Any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to Section 3.6(q).

                  (j) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from SunSource of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

                  (k) Subject to this Section 3.8, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in
Section 3.6.

                  (l) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 3.8 and Section 3.10 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

SECTION 3.9                Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 5.1(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees and the Property Trustee described in this Declaration. Except as set forth in Section 5.1(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.10 Certain Rights and Duties of the Property Trustee.

                  (a) The Property Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                  (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                  (B) in the absence of bad faith on the pa Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements correctness of the opinions expressed therein, upon any certificates of opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (c)      Subject to the provisions of Section 3.10(a) and (b):

                  (i) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-5, subject to the requirements of Rule 3a-5, request and rely upon a certificate, which shall comply with the provisions of Section 314(e) of the Trust Indenture Act, signed by any two of the Regular Trustees or by an authorized officer of the Sponsor, as the case may be;

                  (ii) The Property Trustee (A) may consult with counsel (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (iii) The Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

                  (iv) The Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holders, unless such Holders shall have offered to the Property Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause
         (iv) shall relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

                  (v) Any action taken by the Property Trustee or its agents hereunder shall bind the Holders of the Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

SECTION 3.11      Preferential Collection of Claims Against Depositor or Trust.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any

Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverablb on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 3.12      Registration Statement and Related Matters.

                  The Trust and the Trustees hereby authorize and direct SunSource, as the sponsor of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-4 (File No. 333-19077) (the "1933 Act Registration Statement") and any further pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of the Preferred Securities of the Trust, (b) a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Exchange Act and (c) a Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") and any amendment or supplement thereto; (ii) to file with the New York Stock Exchange and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the New York Stock Exchange and (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as SunSource on behalf of the Trust, may deem necessary or desirable. In the event that any filing referred to in clauses (i)-(iii) above is required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Property Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws. In connection with all of the foregoing, SunSource and each Trustee, solely in its capacity as Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of, Joseph M. Corvino, John J. Dabrowski and Norman V. Edmonson, and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for SunSource or such Trustee or in SunSource's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement, the 1934 Act Registration Statement and the Schedule 13E-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as SunSource or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

SECTION 3.13      Filing of Amendments to Certificate of Trust.

                  The Certificate of Trust as filed with the Secretary of State of the State of Delaware on June 17, 1997 is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

SECTION 3.14      Calculation of Original Issue Discount.

                  SunSource shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Preferred Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Code.

SECTION 3.15      Execution of Documents by Regular Trustees.

                  Unless otherwise determined by the Regular Trustees and except as otherwise provided in this Declaration or required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of, or if there are only two, both of, the Regular Trustees are authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

SECTION 3.16      Trustees Not Responsible for Recitals or Issuance of
                  Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.17      Duration of Trust.

                  The Trust, absent termination pursuant to the provisions of
Article VIII hereof, shall have existence until __________, 2027.


                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1                Purchase of Common Securities by Sponsor.

                  The Sponsor will purchase Common Securities issued by the Trust at the same time as the Preferred Securities are issued in exchange for the Debentures, such purchase to be in an amount equal to 3% of the sum of (i) the aggregate stated liquidation amount of the Preferred Securities issued in exchange for the Debentures and (ii) the proceeds derived from the sale of the Common Securities.

SECTION 4.2                Covenants of the Sponsor.

                  For so long as the Preferred Securities remain outstanding, the Sponsor will covenant (i) to maintain directly 100 percent ownership of the Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate, or be terminated, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an investment company for purposes of the 1940 Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

SECTION 4.3                Expenses.

                  (a) The Sponsor shall be responsible for and shall pay for all debts and obligations (other than with respect to the Preferred Securities) and all costs and expenses of the Trust including without limitation costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities pursuant to the Conversion, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees, which compensation shall not be limited by any provision of law with regard to the compensation of a trustee of an express trust (including any amounts payable under Article X), the costs and expenses relating to the operation of the Trust, including without limitation costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets.

                  (b) The Sponsor will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                  (c) The Sponsor's obligations under this Section 4.2 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.2 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.2.

                  (d) As security for the performance of the obligations of the Sponsor under this Section, the Property Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Property Trustee as such, except funds held in trust for the payment of principal of and premium (if any) or interest on, particular Debentures. Should the Property Trustee incur expenses or render services in connection with an Event of Default specified in Section 6.01 of the Indenture, those expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law.

                  The provisions of this Section shall survive the termination of this Declaration.


                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1                Number of Trustees; Qualifications.

                  (a) The number of Trustees initially shall be five. At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the, Trustees, and (ii) after the issuance of the Securities and except as provided in clause (5) below and Section 5.2(a)(ii)(B) with respect to the Special Regular Trustee, the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common

Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

                  (i) the number of Trustees shall be at least five unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which case the number of Trustees shall be at least four
         (4);

                  (ii) unless a Special Regular Trustee has been appointed (which appointment shall not impair the right of the Holders of Common Securities to increase or decrease the number of, or to appoint, remove or replace, Trustees (other than the Special Regular Trustee) as provided above), at least a majority of the Trustees shall at all times be officers, directors or employees of SunSource;

                  (iii) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 3.9 shall have no application;

                  (iv) there shall at all times be a Property Trustee hereunder which shall satisfy the requirements of Section 5.1(c); and

                  (v) the number of Trustees shall be increased automatically by one (1) if an Appointment Event has occurred and is continuing and the Holders of a Majority in liquidation amount of the Preferred Securities appoint a Special Regular Trustee in accordance with Section 5.2(a)(ii)(B) and the terms of the Preferred Securities.

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

                  (b)      The initial Regular Trustees shall be:

                           Joseph M. Corvino
                           John J. Dabrowski
                           Norman V. Edmonson
                           c/o  SunSource Inc.
                           2600 One Logan Square
                           Philadelphia, PA 19103

                  (c) There shall at all times be one Trustee which shall act as Property Trustee. In order to act as Property Trustee hereunder, such Trustee shall:

                  (i)      not be an Affiliate of the Sponsor;

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.1(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                  (iii) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-5 and to the extent Rule 3a-5 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-5) of the Trust, the Property Trustee shall possess those qualifications.

                  If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.2(d). If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. The Preferred Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in
Section 310(b) of the Trust Indenture Act.

                  The initial Trustee which shall serve as the Property Trustee is The Bank of New York, whose address is as set forth in Section 14.1(b).

                  (d) The initial Trustee which shall serve as the Delaware Trustee is The Bank of New York (Delaware), whose address is as set forth in
Section 14.1(c).

                  (e) Any action taken by (i) Holders of Common Securities pursuant to this Article V or (ii) Holders of Preferred Securities pursuant to this Article V to appoint or remove a Special Regular Trustee upon the occurrence of an Appointment Event, shall be taken at a meeting of Holders of Common Securities or Preferred Securities, as the case may be, convened for such purpose or by written consent as provided in Section 12.2.

                  (f) No amendment may be made to this Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees (other than any Special Regular Trustee), except with the consent of each Holder of Common Securities.

                  (g) No amendment may be made to this Section 5.1 or Section 5.2(a)(ii)(B), which would change the rights of Holders of Preferred Securities to appoint, remove or replace a Special Regular Trustee except with the consent of each Holder of Preferred Securities.

SECTION 5.2                Appointment, Removal and Resignation of Trustees.

                  (a) Subject to Section 5.2(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of the Securities, by written instrument executed by the Sponsor; and

                  (ii)     after the issuance of the Securities,

                  (A) other than with respect to the Special Regular Trustee, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class; and

                  (B) if an Appointment Event has occurred and is continuing, one (1) additional Regular Trustee (the "Special Regular Trustee") may be appointed, who need not be an Affiliate of the Sponsor, by vote of the Holders of a Majority in liquidation amount of the Preferred Securities, voting as a class and such Special Regular Trustee may be removed (otherwise than by the operation of Section 5.2(c)), only by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class.

                  (iii) notwithstanding any other provision to the contrary in this Declaration, if an Indenture Event of Default shall have occurred and be continuing, such removal of the Property Trustee or the Delaware Trustee and such election of the Successor Property Trustee or Successor Delaware Trustee shall require the affirmative vote of the Holders of a majority in liquidation amount of the Preferred Securities voting as a class.

                  (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.2(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under Section 5.1(c) has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the Property Trustee being removed; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.2(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.1(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

                  (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation, provided that a Special Regular Trustee shall only hold office while an Appointment Event is continuing and shall cease to hold office immediately after the Appointment Event pursuant to which the Special Regular Trustee was appointed and all other Appointment Events cease to be continuing.

                  (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

                  (A) a Successor Property Trustee possessing the qualifications to act as Property Trustee under
                           Section 5.1(c) has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                  (B) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-5, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities;

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee; and

                  (iii) no such resignation of a Special Regular Trustee shall be effective until the 60th day following delivery of the Resignation Request to the Sponsor and the Trust or such later date specified in the Resignation Request during which period the Holders of the Preferred Securities shall have the right to appoint a successor Special Regular Trustee as provided in this Article V.

                  (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.2 within 60 days after delivery to the Sponsor and the Trust of a Resignation Request or within 60 days after completion of the vote referred to in 5.2(a)(ii)(A) or 5.2(a)(ii)(B) hereof, the resigning or removed Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.3                Vacancies Among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1 or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this Article V.

SECTION 5.4                Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article V, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.5                Meetings.

                  Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 5.6                Delegation of Power.

                  (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including without limitation to filings referred to in Section 3.11).

                  (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1                Distributions.

                  Holders shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities ("Distributions"). Distributions shall be made to the Holders of Preferred Securities and Common Securities in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. If and to the extent that SunSource makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed to promptly make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto.


                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1                General Provisions Regarding Securities.

                  (a) The Regular Trustees shall issue on behalf of the Trust securities in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with Section 7.1(b) and for the consideration specified in Section 3.3.

                  (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing preferred undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing common undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

                  (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Declaration. Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Security for original issue. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

                  (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                  (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

                  (g) The Sponsor shall use its best efforts to cause the Preferred Securities to be, and to remain at all times, listed for qualification on the New York Stock Exchange.


                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1                Dissolution of Trust.

                  The Trust shall dissolve when:

                  (i) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms of the Securities; or

                  (ii) the Regular Trustees elect to dissolve the Trust and distribute Debentures to Holders of Securities in exchange for all of the Securities in accordance with the terms of the Securities; or

                  (iii) upon the expiration of the term of the Trust as set forth in Section 3.17; or

                  (iv)     upon bankruptcy of the Sponsor or the Trust; or

                  (v) upon (i) the filing of a certificate of dissolution or the equivalent with respect to the Sponsor, (ii) the consent of at least a majority in liquidation amount of the Securities, voting together as a single class to dissolve the Trust, or (iii) the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof; or

                  (vi) upon the entry of a decree of judicial dissolution of the Sponsor or the trust.

                  The provisions of Sections 3.10 and 4.2 and Article X shall survive the termination of the Trust. As soon as practicable after the occurrence of an event referred to in this Section 8.1 and after satisfaction of liabililties to creditors, and subject to the terms of the Securities, the Trustees shall execute and the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.


                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1                Transfer of Securities.

                  (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

                  (c) Subject to this Article IX, SunSource and any Related Party may only transfer Common Securities to SunSource or a Related Party, provided that any such transfer shall be subject to the condition that the transferor shall have obtained (1) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to SunSource,
(ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes and (2) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an Investment Company or controlled by an Investment Company.

SECTION 9.2                Transfer of Certificates.

                  The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.3                Deemed Security Holders.

                  The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

SECTION 9.4                Book Entry Interests.

                  The Preferred Securities Certificates, on original issuance, will be issued in fully registered form. With respect to any Certificates registered on the books and records of the Trust in the name of a Clearing Agency or the nominee of a Clearing Agency:

                  (i) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on such Certificates and receiving approvals, votes or consents hereunder) as the Preferred Security Holder and the sole holder of such Certificates and, except as set forth herein or in Rule 3a-5 with respect to the Property Trustee, shall have no obligation to the Preferred Security Beneficial Owners;

                  (ii) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

                  (iii) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on such Certificates to such Clearing Agency Participants.

SECTION 9.5                Notices to Holders of Certificates.

                  Whenever a notice or other communication to the Holders is required to be given under this Declaration, the relevant Trustees shall give such notices and communications to the

Holders and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein or in Rule 3a-5 with respect to the Property Trustee, have no obligations to the Preferred Security Beneficial Owners.

SECTION 9.6                Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

SECTION 9.7                Definitive Preferred Securities Certificates.

                  If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6, (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities or (iii) there is an Event of Default, then upon surrender of the Certificates representing the Book Entry Interests with respect to the Preferred Securities by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, such instructions.

SECTION 9.8                Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Regular Trustees, the Sponsor or any authenticating agent from any loss which any may suffer if a security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

                                    ARTICLE X
                    LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 10.1      Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                  (c) Pursuant to Section 3803 (a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2      Indemnification.

                  (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.2(a).


                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1      Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2      Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be available upon written request for inspection by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust.

                  (b) The Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles, provided that if the Trust is required to comply with the periodic reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by the Sponsor).

                  (c) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities, an annual United States federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

SECTION 11.3      Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees provided, however, the Property Trustee shall designate the sole signatories for the Property Account.

SECTION 11.4      Withholding.

                  The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1      Amendments.

                  (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment to this Declaration shall be made unless the Regular Trustees shall have obtained (A) either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and to the effect that the Trust will continue to be treated as a grantor trust for purposes of United States federal income taxation and (B) a written unqualified opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment will not cause the Trust to be an Investment Company which is required to be registered under the Investment Company Act, (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities, (iii) Section 4.2, Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Property Trustee shall be made without the consent of the Property Trustee, (v) Article IV shall not be amended without the consent of the Sponsor, (vi) the rights of Holders of Common Securities under Article V to increase or decrease the number of, and to appoint, replace or remove, Trustees (other than a Special Regular Trustee) shall not be amended without the consent of each Holder of Common Securities and (vii) the rights of Holders of Preferred Securities to appoint or remove a Special Regular Trustee and the rights of Holders of Preferred Securities pursuant to Section 5.2(a)(iii) shall not be amended without the consent of each Holder of Preferred Securities.

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officer's Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                  (iii) to the extent the result of such amendment would be to:

                  (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                  (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                  (C) cause the Trust to be deemed to be an Investment Company required to be registered under the 1940 Act.

                  (c) Notwithstanding Section 12.1(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) to add to the covenants, restrictions or obligations of the Sponsor, and (iv) to conform to any changes in Rule 3a-5 or any change in interpretation or application of Rule 3a-5 by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the Holders.

SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

                  (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities or Common Securities, if directed to do so by Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of Holders of
Securities:

                  (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than 7 days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written consent submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

                  (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

                  (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                  (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1      Representations and Warranties of Property  Trustee.

                  (a) The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (i) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                  (ii) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (iii) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the Charter or By-laws of the Property Trustee.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee, of this Declaration.

                  (v) The Property Trustee satisfies the qualifications set forth in Section 5.1(c).

                  (vi) The Property Trustee, pursuant to this Declaration, shall hold legal title to, and a valid ownership interest on behalf of the Holders of the Securities, in the Debentures and agrees that, except as expressly provided or contemplated by this Declaration, it will not create, incur or assume, or suffer to exist any mortgage, pledge, hypothecation, encumbrance, lien or other charge or security interest upon the Debentures.

                  (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Section 5.1(a)(3) and that:

                  (i) The Delaware Trustee is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

                  (ii) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration, under Delaware law, constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (iii) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration; and

                  (iv) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1      Notices.

                  All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

                                    SunSource Capital Trust
                                    501 Silverside Road
                                    Suite 17
                                    Wilmington, DE  19809
                                    Attention: Joseph M. Corvino
                                    Facsimile No: (302) 792-0777

                  (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                                    The Bank of New York
                                    101 Barclay Street
                                    Floor 21 West
                                    New York, NY  10286
                    Attention: Corporate Trust Administration
                          Facsimile No: (212) 815-5915

                  (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                                    The Bank of New York (Delaware)
                                    White Clay Center
                                    Route 273
                                    Newark, DE  19711
                    Attention: Corporate Trust Administration
                          Facsimile No: (212) 815-5915

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                                    SunSource Inc.
                                    2600 One Logan Square
                                    Philadelphia, PA  19130
                                    Attention: Joseph M. Corvino
                                    Facsimile No: (215) 665-3662

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2      Undertaking for Costs.

                  All parties to this Declaration agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 14.2 shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% in aggregate liquidation amount of the outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on the Debentures, on or after the respective due dates expressed in such Debentures.

SECTION 14.3      Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.4      Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5      Partial Enforceability.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.6      Counterparts.

                  This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.7      Intention of the Parties.

                  It is the intention of the parties hereto that the Trust not be classified for United States federal income tax purposes an association taxable as a corporation or partnership but that the Trust be treated as a grantor trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.8      Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                                              SUNSOURCE INC.,
                                                              as Sponsor



                                             By:________________________________
                                                Name:
                                                Title:



                                                --------------------------------
                                                as Trustee


                                                --------------------------------
                                                as Trustee


                                                --------------------------------
                                                as Trustee


                                                THE BANK OF NEW YORK,
                                                as Property Trustee


                                             By:________________________________
                                                Name:
                                                Title:


                                                 THE BANK OF NEW YORK (DELAWARE)
                                                             as Delaware Trustee


                                             By:________________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                             SUNSOURCE CAPITAL TRUST

                  THIS Certificate of Trust of SunSource Capital Trust (the "Trust"), dated June ___, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.).

                  1. Name. The name of the business trust being formed hereby is SunSource Capital Trust.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is: The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711 Attention: Corporate Trust Administration.

                  3. Effective Time. This Certificate of Trust shall be effective upon filing with the Office of the Secretary of State.

                  IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                                 THE BANK OF NEW YORK (DELAWARE)
                                                            as Delaware Trustee


                                             By:________________________________
                                                Name:
                                                Title:

Norman V. Edmonson, not in his individual capacity but solely as trustee of the Trust


                                             -----------------------------------
                                             as Trustee

                                                                    EXHIBIT B

                                    TERMS OF
                              PREFERRED SECURITIES

                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of SunSource Capital Trust, dated as of _____________________ (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

                  1. Designation and Number. Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _________ ($______) and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated as "11.6% Trust Preferred Securities." The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed. The Preferred Securities shall be issued to SunSource and distributed to former holders of Class A Interests in SunSource L.P. upon conversion of such Class A Interests pursuant to the Conversion. In connection with such issuance to SunSource and the purchase by SunSource of the Common Securities, SunSource will deposit in the Trust as trust assets Debentures of SunSource having an aggregate principal amount equal to $_________, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

                  2. Distributions. (a) Periodic distributions payable on each Preferred Security will be fixed at a rate per annum of 11.6% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security. Distributions in arrears will bear interest at the rate per annum of 11.6% thereof, compounded monthly. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and only to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full monthly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full monthly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

                  (b) Distributions on the Preferred Securities will be cumulative, will accrue from (*) , 1997 and will be payable monthly in arrears, on the last day of each calendar month,


---------------
(*) Insert first day following the Effective Time.

 commencing on _____________, 1997, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as SunSource shall not be in default in the payment of interest on the Debentures, SunSource has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 60 consecutive monthly interest periods (each, an "Extension Period") and, as a consequence, Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of 11.6% per annum, compounded monthly during any such Extension Period. Prior to the termination of any such Extension Period, SunSource may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 60 consecutive monthly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, SunSource may commence a new Extension Period, subject to the above requirements. Payments of accrued Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

                  (c) Distributions on the Preferred Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be the first business day of the month of the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of SunSource having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the Person in whose name such Preferred Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless SunSource has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

                  3. Liquidation Distribution Upon Dissolution. In the event of any dissolution of the Trust, the Holders of the Preferred Securities and Common Securities will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after satisfaction of liabilities to creditors, an amount (subject to Section 4(c) hereof) equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless the Trust is dissolved pursuant to Section 8.1(ii) of the Declaration upon the occurrence of a Special Event, and, in connection with such dissolution and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

                  Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

                  4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

                  (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after ______________, 2002, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

                  (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed as described in paragraph 4(f)(ii) below;

provided that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to the payment of the Redemption Price. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, SunSource pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Preferred Securities in whole.

                  (c) If, at any time a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue ruling of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, SunSource, or the Holders of the Preferred Securities ("Ministerial Action"), the Trust will pursue such measure in lieu of dissolution.


                  If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters (which may be counsel to SunSource) that, as a result of a Tax Event, there is more than an insubstantial risk that SunSource would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or if the Corporation shortened the stated maturity of the Debentures as described in the penultimate sentence of this paragraph or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, SunSource shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price (which Redemption Price shall be $25.25 if such redemption occurs on or before _______, 2002 and shall be $25.00 thereafter) on a Pro Rata basis; provided, however, that, if at the time there is available to SunSource or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, SunSource or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption and provided further that SunSource shall have no right to redeem the

Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. In addition to taking any Ministerial Action, if a Tax Event occurs and is continuing and in the opinion of nationally recognized independent tax counsel to the Trust, there would in all cases, after effecting the termination of the Trust and the distribution of the Debentures to the holders of the Trust Preferred Securities in exchange therefor upon liquidation of the Trust, be more than an insubstantial risk that the Tax Event would continue, then the Corporation shall have the right to shorten the stated maturity of the Debentures to the latest date permissible without adversely affecting the deductibility of interest payable on the Debentures, but not earlier than ______________, 2002 (and thereby cause the Trust Preferred Securities to be redeemed on such earlier date) such that, in the opinion of nationally recognized independent tax counsel to the Trust, after advancing the stated maturity of the Debentures, interest paid on the Debentures will be deductible by the Corporation for federal income tax purposes. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.


                  "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after ______________, 1997 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after ________________, 1997, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by SunSource to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by SunSource for United States federal income tax purposes.

                  "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act (which may be counsel to SunSource) that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after ______________, 1997.

                  On and from the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding and (ii) certificates representing Preferred Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Preferred Securities until such certificates are presented to SunSource or its agent for transfer or reissuance.

                  (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accrued and unpaid Distributions have been paid on all Preferred Securities for all monthly Distribution periods terminating on or prior to the date of redemption.

                  (e) If Debentures are distributed to Holders of the Preferred Securities, SunSource, pursuant to the terms of the Indenture, will use its best efforts to have the Debentures listed on the New

York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

                  (f) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed, the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities and, in respect of Preferred Securities registered in the name of and held of record by DTC (or successor Clearing Agency) Pro Rata from each Clearing Agency Participant (subject to adjustment to eliminate fractional Preferred Securities).

                  (iii) If the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Preferred Securities as provided in this paragraph 4 (which notice will be irrevocable) then immediately prior to the close of business on the redemption date, provided that SunSource has paid to the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accrue on the Preferred Securities called for redemption, such Preferred Securities will no longer be deemed to be outstanding and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Property Trustee or by SunSource pursuant to the Preferred Securities Guarantee, Distributions on such Preferred Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Preferred Securities.

                  (v) Upon the date of distribution of Debentures after dissolution of the Trust as a result of the occurrence of a Special Event, Preferred Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Preferred Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so distributed.

                  (vi) Subject to the foregoing and applicable law (including without limitation United States federal securities laws), SunSource or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                  5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

                  (b) If (i) the Trust fails to make Distributions in full on the Preferred Securities for 18 consecutive months; or (ii) an Event of Default occurs and is continuing (each, an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of Holders of Preferred Securities representing a Majority in liquidation amount of the Preferred Securities to appoint a Special Regular Trustee in accordance with paragraph 5.2(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor or any Affiliate of the Sponsor) will have the right to nominate any Person to be appointed as Special Regular Trustee. For purposes of determining whether the Trust has failed to pay Distributions in full for 18 consecutive months, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all monthly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions. Not later than 30 days after such right to appoint a Special Regular Trustee arises, the Regular Trustees will convene a meeting for the purpose of appointing a Special Regular Trustee. If the Regular Trustees fail to convene such meeting within such 30-day period, the Holders of Preferred Securities representing 10% in liquidation amount of the outstanding Preferred Securities will be entitled to convene such meeting in accordance with
Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day next preceding the day on which notice of the meeting is sent to Holders of Preferred Securities. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting. If, at any such meeting, Holders of less than a Majority in liquidation amount of Preferred Securities entitled to vote for the appointment of a Special Regular Trustee vote for such appointment, no Special Regular Trustee shall be appointed. Any Special Regular Trustee may be removed without cause at any time by the Holders of Preferred Securities representing a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.2(a)(ii)(B) of the Declaration. The Holders of 10% in liquidation amount of the Preferred Securities will be entitled to convene such a meeting in accordance with Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day next preceding the day on which notice of the meeting is sent to Holders of Preferred Securities. Any Special Regular Trustee appointed shall cease to be a Special Regular Trustee as provided in Section 5.2(c) of the Declaration. Notwithstanding the appointment of any such Special Regular Trustee, SunSource shall retain all rights under the Indenture, including the right to extend the interest payment period on Debentures, and any extension for a period not exceeding 60 monthly interest periods will not constitute an Event of Default under the Indenture.

                  If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Preferred Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing 66-2/3% in liquidation amount of such Securities, provided, however, (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities, (B) the rights of Holders of Preferred Securities under Article V of the Declaration to appoint and remove a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and 12.2 of the Declaration.

                  In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures thereby affected, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause
(2) above, each Holder of Securities thereby affected; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

                  Subject to Section 2.6 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class shall have the right to (A) on behalf of all Holders of Preferred Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as the holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) exercise the remedies available to it under the Indenture as a Holder of the Debentures, (iii) waive any past default that is waivable under Section 6.06 of the Indenture, (iv) consent to any amendment, modification, or termination of the Indenture of the Debentures where such consent shall be required, or (v) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures thereby affected, the Property Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities, or, in the case of clause (2) above, each Holder of Preferred Securities thereby affected. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Preferred Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action. If the Property Trustee fails to enforce its rights under the Declaration (including without limitation its rights, powers and privileges as a holder of the Debentures under the Indenture), any Holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against SunSource to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person; provided that any Holder may institute a direct action without prior request to the Property Trustee to enforce the Sponsor's payment obligations on the Debentures.

                  A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

                  Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities in accordance with the Declaration.

                  Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by SunSource or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with SunSource shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                  Except as provided in this paragraph 5, Holders of the Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested solely in the Holders of the Common Securities.

                  6. Pro Rata Treatment. A reference in these terms of the Preferred Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  7. Ranking. The Preferred Securities rank pari passu and payment thereon will be made Pro Rata with, the Common Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank in priority to the rights of Holders of the Common Securities.

                  8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other body.

                  9. Transfer, Exchange, Method of Payments. Payment of Distributions and payments on redemption of the Preferred Securities will be payable, the transfer of the Preferred Securities will be registrable, and Preferred Securities will be exchangeable for Preferred Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Preferred Security will be made only upon surrender of such Preferred Security to the Property Trustee.

                  10. Acceptance of Indenture and Preferred Guarantee. Each Holder of Preferred Securities, by the acceptance thereof, agrees to the provisions of (i) the Preferred Guarantee, including the subordination provisions therein and (ii) the Indenture and the Debentures, including the subordination provisions of the Indenture.

                  11. No Preemptive Rights. The Holders of Preferred Securities shall have no preemptive rights to subscribe to any additional Preferred Securities or Common Securities.

                  12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                                                   Annex I

Certificate Number                          Number of Trust Preferred Securities
         ___-1
                                                           CUSIP NO. 867949 20 8

                Certificate Evidencing Trust Preferred Securities

                                       of

                             SunSource Capital Trust


                        11.6% Trust Preferred Securities
                 (liquidation amount $25 per Preferred Security)


                  SunSource Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____ (______) preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated the 11.6% Trust Preferred Securities (liquidation amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of _________, 1997, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Trust Preferred Securities as set forth in Exhibit B thereto. The Trust Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by SunSource Inc., a Delaware corporation ("SunSource"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of SunSource dated as of _________, 1997 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Guarantee, including that the Guarantee is subordinate and junior in right of payment to all other liabilities of SunSource, including the Debentures, except those made pari passu or subordinate by their terms, and senior to all capital stock now or hereafter issued by SunSource and to any guarantee now or hereafter entered into by SunSource in respect of any of its capital stock.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this ____ day of _________, 1997.

                                                     SUNSOURCE CAPITAL TRUST



                                   By:_________________________, as trustee
                                      Name:
                                      Title:



                                   By:_________________________, as trustee
                                      Name:
                                      Title:


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration.



Dated: _______ __, ____



                                                     THE BANK OF NEW YORK,
                                                     as Property Trustee


                                                    By:_________________________
                                                       Name:
                                                       Title:

                                   ASSIGNMENT




FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security to:

----------------------------------------------------------------

----------------------------------------------------------------
(Insert assignee's social security or tax identification number)


----------------------------------------------------------------

----------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

----------------------------------------------------------------

----------------------------------------------------------------
agent to transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________________


Signature: __________________________
(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

                                                                   EXHIBIT C


                                    TERMS OF
                                COMMON SECURITIES


                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of SunSource Capital Trust dated as of ______________, 1997 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

                  1. Designation and Number. Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ______ ($____) and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated as "11.6% Trust Common Securities." The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to SunSource Inc. ("SunSource") in consideration of $_____ in cash. In connection with the Conversion and the purchase by SunSource of the Common Securities, SunSource will deposit in the Trust, and the Trust will purchase, respectively, as trust assets Debentures of SunSource having an aggregate principal amount equal to $_______, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

                  2. Distributions. (a) Periodic distributions payable on each Common Security will be fixed at a rate per annum of 11.6% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security. Distributions in arrears for more than one month will bear interest at the rate per annum of 11.6% thereof (to the extent permitted by applicable law), compounded monthly. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and only to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full monthly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full monthly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

                  (b) Distributions on the Common Securities will be cumulative, will accrue from the first day following (**) , 1997 and will be payable monthly in arrears, on the last day of each

---------------
(**) Insert Effective Time.

 calendar month, commencing on May 31, 1997, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as SunSource shall not be in default in the payment of interest on the Debentures, SunSource has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 60 consecutive months (each, an "Extension Period") and, as a consequence Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of 11.6% per annum, compounded monthly during any such Extension Period. Prior to the termination of any such Extension Period, SunSource may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 60 consecutive monthly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, SunSource may commence a new Extension Period, subject to the above requirements. Payments of accrued Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

                  (c) Distributions on the Common Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates which will be the first business day of the month prior to the relevant Distribution date which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Common Securities that are not punctually paid on any Distribution date as a result of SunSource having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the Person in whose name such Common Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless SunSource has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) All Distributions paid with respect to the Common Securities and the Preferred Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

                  3. Liquidation Distribution Upon Dissolution. In the event of any dissolution of the Trust, the Holders of the Preferred Securities and Common Securities will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless the Trust is dissolved pursuant to Section 8.1(ii) of the Declaration upon the occurrence of a Special Event, and, in connection with such dissolution, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

                  Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

                  4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

                  (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after _____________, 2002, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

                  (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Common Securities to be redeemed will be redeemed as described in paragraph 4(e)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, SunSource pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Common Securities in whole.

                  (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, SunSource, or the Holders of the Preferred Securities ("Ministerial Action") the Trust will pursue such measure in lieu of dissolution.

                  If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that SunSource would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, SunSource shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis: provided, however, that, if at the time there is available to SunSource or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, SunSource or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption, and provided further that SunSource shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

                  "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after (***) , 1997 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after (***) , 1997, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by SunSource to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by SunSource for United States federal income tax purposes.

                  "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after (***) , 1997.

                  On and from the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Common Securities until such certificates are presented to SunSource or its agent for transfer or reissuance.

                  (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accrued and unpaid Distributions have been paid on all Common Securities for all monthly Distribution periods terminating on or prior to the date of redemption.


---------------
(***)  Insert Effective Time.

                  (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed Pro Rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

                  (iii) If the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable) then immediately prior to the close of business on the redemption date, provided that SunSource has paid to the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accrue on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee, Distributions on such Common Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

                  (v) Upon the date of distribution of Debentures after dissolution of the Trust as a result of the occurrence of a Special Event, Common Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

                  5.       Voting Rights.

                  (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Except as provided in the Declaration with respect to a Special Regular Trustee, Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

                  If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would materially adversely affect the material powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Common Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing 66-2/3% in liquidation amount of such Securities; provided, however, (A) if any amendment or proposal referred to in clause (i) above would materially adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under
Article V of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees (other than a Special Regular Trustee) shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and 12.2 of the Declaration.

                  In the event the consent of the Property Trustee as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the

Holders of the Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as an expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

                  Subject to Section 2.6 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class shall have the right to (A) on behalf of all Holders of Common Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities. Pursuant to this paragraph, the Property Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this paragraph if the action is prejudicial to the Holders of Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Common Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States income tax purposes following such action.

                  Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

                  A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

                  Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities in accordance with the Declaration.

                  6. Pro Rata Treatment. A reference in these terms of the Common Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  7. Ranking. The Common Securities rank pari passu with the Preferred Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders the Preferred Securities.

                  8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other body.

                  9. Transfers, Exchanges, Method of Payments. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities ofother denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributionsmay be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of suchCommon Security to the Property Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in
Section 9.1(c) of the Declaration.

                  10. Acceptance of Indenture. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of the Indenture and the Debentures, including the subordination provisions thereof.

                  11. No Preemptive Rights. The Holders of Common Securities shall have no preemptive rights to subscribe to any additional Common Securities or Preferred Securities.

                  12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written requestto the Trust at its principal place of business.

                                                                    Annex I


                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SET FORTH IN THE DECLARATION
                                REFERRED TO BELOW


Certificate Number Number of Trust Common Securities
                                       C-1

                 Certificate Evidencing Trust Common Securities

                                       of

                             SunSource Capital Trust


                          11.6% Trust Common Securities
                  (liquidation amount $25 per Common Security)


                  SunSource Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that SunSource Inc. (the "Holder") is the registered owner of _____ (______) common securities of the Trust representing common undivided beneficial interests in the assets of the Trust designated the 11.6% Trust Common Securities (liquidation amount $25 per Common Security) (the "Trust Common Securities"). The Trust Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including without limitation Section 9.1(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities are set forth in, and this certificate and the Trust Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of _________, 1997, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Trust Common Securities as set forth in Exhibit C thereto. The Trust Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by SunSource Inc., a Delaware corporation, to the Trust pursuant to the Indenture referred to in the Declaration. The Trust will furnish a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this _____ day of _________, 1997.

                                                     SUNSOURCE CAPITAL TRUST



                                   By:_________________________, as trustee
                                      Name:
                                      Title:



                                   By:_________________________, as trustee
                                      Name:
                                      Title:


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

             This is one of the Common Securities referred to in the
                         within-mentioned Declaration.



Dated: _______ __, ____



                                                     THE BANK OF NEW YORK,
                                                     as Property Trustee


                                                    By:_________________________
                                                       Name:
                                                       Title:

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfer this Trust Common Security Certificate to:


____________________________________________________________

____________________________________________________________

(Insert assignee's social security or tax identification number)


____________________________________________________________

____________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

____________________________________________________________

____________________________________________________________

_____________________________________________________ agent to transfer this
Trust Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: ________________________



Signature: _________________________________
(Sign exactly as your name appears on the other side of this Trust Common Security Certificate)

                                        1